SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 5, 2015

Date of Report

May 5, 2015

(Date of earliest event reported)

Cinjet, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52446	20-8609439
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

123 West Nye Lane Ste 129 Carson City NV 89706
(Address of principal executive offices including zip code)

831-770-0217
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.

Changes in Registrant’s Certifying Accountant.

(a)

Dismissal of Certifying Accountant

Effective May 5, 2015, the Board of Directors of Cinjet, Inc., (the “Company”) approved the dismissal of Bongiovanni & Associates, P.A. (“Bongiovanni”) as the Company’s independent registered public accounting firm.  Bongiovanni has been the Company’s independent registered public accounting firm since January 20, 2015.

Bongiovanni’s report on the financial statements of the Company as of and for the fiscal year ended December 31, 2014 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except their report dated February 6, 2015 on the Company’s consolidated financial statements as of December 31, 2014 which contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year and through the date of this Current Report on Form 8-K (i) there were no disagreements with Bongiovanni on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Bongiovanni’s satisfaction, would have caused Bongiovanni to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Bongiovanni prior to the date of the filing of this Current Report on Form 8-K (this “Report”) and requested that Bongiovanni furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of such letter, dated May 5, 2015 is filed as Exhibit 16.1 to this Report.

(b)

Engagement of Certifying Accountant.

On May 5, 2015 the Company approved the engagement of Morison Cogen, LLP to serve as the Company’s independent registered public accounting firm for the 2015 fiscal year.  As a result, effective May 5, 2015 (the “Engagement Date”), the Company engaged Morison Cogen, LLP as the Company’s independent registered accounting firm and formally engaged Morison Cogen, LLP as the Company’s independent public accountant on the Engagement Date.

During the years ended December 31, 2013 and December 31, 2014, and during the subsequent interim period through the date of this Report, the Company did not consult with Morison Cogen, LLP regarding (i) the application of accounting principles to a specified transaction either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Morison Cogen, LLP in either case where written or oral advise provided by Morison Cogen, LLP would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits.

16.1

Letter from Bongiovanni& Associates, P.A., dated May 5, 2015 regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINJET, INC.

                                          (Company)

Date:  May 5, 2015

By: /s/ Diane Button

Diane Button

President and Chief Executive Officer